SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  NOVEMBER 27, 2002
                                                  --------------------------
                                                  (NOVEMBER 15, 2002)
                                                  --------------------------

                                FIRST SECURITY GROUP, INC.
                  ------------------------------------------------------
                  (Exact Name of Registrant as Specified in Its Charter)

     TENNESSEE                      000-49747                    58-2461486
     ---------                      ---------                    ----------
(State or other jurisdiction       (Commission                 (IRS  Employer
   of incorporation)               File Number)           Identification Number)


817  BROAD  STREET,  CHATTANOOGA,  TENNESSEE                   37402
--------------------------------------------                   -----
(Address  of  Principal  Executive  Offices)                (Zip Code)


Registrant's  telephone  number,  including  area  code:  (423)  266-2000
                                                          ---------------

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  5.  OTHER  EVENTS

     On November 18, 2002, First Security Group, Inc. ("FSG") issued a press release announcing FSG's earnings for the third quarter of 2002. A copy of FSG's press release dated November 18, 2002 is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

      (c)     Exhibits

      99.1  Press  Release,  dated  November  18,  2002
      99.2  Shareholder  Letter,  dated  November  16,  2002
      99.3  Third  Quarter  Performance  Report,  dated  November  15,  2002


ITEM  9.  REGULATION  AND  DISCLOSURE

     On November 15, 2002, FSG mailed to its shareholders a letter describing FSG's earnings for the third quarter of 2002 ("Shareholder Letter"). Along with the Shareholder Letter, FSG also mailed to its shareholders the Third Quarter 2002 Performance Report (the "Performance Report"). The Shareholder Letter and the Performance Report are attached hereto as Exhibits 99.2 and 99.3.

     The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liabilities of that section, except if the Company specifically states that the information is to be considered "filed" under the Securities Exchange Act of 1934 or incorporates it by reference into a filing under the Securities Act of 1934. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FIRST  SECURITY  GROUP,  INC.



                         By:     /s/ Rodger B. Holley
                            ------------------------------------
                                 Rodger B. Holley
                                 Chairman, Chief Executive Officer and President


Date:  November  27,  2002